EXHIBIT 10.29

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JOHN L. WALSH

John L. Walsh is President and Chief Executive Officer of UGI Corporation. Mr. Walsh has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Walsh:

1.is entitled to an annual base salary, which for fiscal year 2020 was $1,244,719;
2.participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;
3.participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee.
4.will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and
5.participates in UGI Corporation’s benefit plans, including the UGI Pension Plan, Senior Executive Employee Severance Plan, Supplemental Executive Retirement Plan, UGI Savings Plan, and Supplemental Savings Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
TED J. JASTRZEBSKI

Ted J. Jastrzebski is Chief Financial Officer of UGI Corporation. Mr. Jastrzebski has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Jastrzebski:

1.is entitled to an annual base salary, which for fiscal year 2020 was $674,578;
2.participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;
3.participates in the UGI Corporation 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;
4.will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and
5.participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the 2009 Supplemental Executive Retirement Plan for New Employees.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
ROBERT F. BEARD

Robert F. Beard is Executive Vice President, Natural Gas of UGI Corporation and President and Chief Executive Officer of UGI Utilities, Inc. Mr. Beard has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Beard:

1.is entitled to an annual base salary, which for fiscal year 2020 was $520,0001;
2.participates in UGI Utilities, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;
3.participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan;
4.will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation or UGI Utilities, Inc.; and
5.participates in UGI Corporation’s benefit plans, including the UGI Pension Plan, Senior Executive Employee Severance Plan, Supplemental Executive Retirement Plan, UGI Savings Plan, and Supplemental Savings Plan.

1 Mr. Beard's annual base salary reflects a mid-year annual base salary increase, effective July 20, 2020.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
ROGER PERREAULT

Roger Perreault is Executive Vice President, Global LPG of UGI Corporation and President of UGI International, LLC. Mr. Perreault has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Perreault:
1.is entitled to an annual base salary, which for fiscal year 2020 was $639,450;
2.participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;
3.participates in the UGI Corporation 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;
4.will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and
5.participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan, 2009 Supplemental Executive Retirement Plan for New Employees, and UGI Savings Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
MONICA M. GAUDIOSI

Monica M. Gaudiosi is Vice President, General Counsel and Secretary of UGI Corporation. Ms. Gaudiosi has an oral compensation arrangement with UGI Corporation, which includes the following:

Ms. Gaudiosi:

1.is entitled to an annual base salary, which for fiscal year 2020 was $506,741;
2.participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;
3.participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee.
4.will receive cash benefits upon termination of her employment without cause following a change in control of UGI Corporation; and
5.participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan, 2009 Supplemental Executive Retirement Plan for New Employees, and UGI Savings Plan.